                                                                   Exhibit 10.11
                                  AGREEMENT

     This Agreement (this "Agreement") made and entered into this 1st day of March, 1997, is by and between MERGE TECHNOLOGIES INCORPORATED ("Merge"), a Wisconsin corporation, and ALPHA CAPITAL VENTURE PARTHERS L.P. ("Alpha"), an Illinois limited partnership.

                                  WITNESSETH

     WHEREAS, pursuant to the terms of a certain Stock Redemption Agreement dated May 5, 1995, between Merge and Alpha, Merge has a right to redeem 62,721 shares of Common Stock of Merge (as adjusted for stock splits, subdivisions, stock dividends, reclassifications or the like) at a price of $10.37 per share if redeemed prior to March 1, 1997; and

     WHEREAS, Merge wishes to retain such right of redemption following March 1, 1997 by obtaining an option to purchase such shares pursuant to the terms of this Agreement; and

     WHEREAS, pursuant to Section 18 of that certain agreement entered into on June 30, 1992, by and between Merge, Alpha and others, as amended by that certain Amendment No. 1 dated November 10, 1992 (the "1992 Agreement"), Alpha, among others, has the right to put 62,721 shares of Merge's Common Stock to Merge (the "Put") subject to the conditions and upon the terms therein set forth and, pursuant to Section 3(a) of the 1992 Agreement, holds an option to purchase 1,957 Common Shares of Merge at a purchase price of $5.60 (such shares if purchased by Alpha and issued, being hereinafter referred to as "Option Shares"); and

     WHEREAS, the parties wish to extend, amend or modify their respective rights to purchase or put such shares of Common Stock owned by Alpha.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

     1. Alpha hereby grants to Merge an option to purchase from Alpha and redeem 62,721 shares of Merge's Common Stock (as adjusted for stock splits, subdivisions, stock dividends, reclassifications or the like) presently held by Alpha and any Option Shares (collectively, the "Calls") at the price per share ("Call Price") as hereinafter defined, such option to be exercised on or before August 31, 1998.

     2. During the following monthly periods, the Call Price shall be:

     If the Call is
     Exercised in       :                Call Price
     -------------------                 ----------
     March, 1997                         $10.58

             If the Call is
             Exercised in    :                Call Price
             ----------------                 ----------
             April, 1997                      $10.78
             May, 1997                        $10.99
             June, 1997                       $11.20
             July, 1997                       $11.41
             August, 1997                     $11.61
             September, 1997                  $11.82
             October, 1997                    $12 03
             November, 1997                   $12.24
             December, 1997                   $12.44
             January, 1998                    $12.65
             February, 1998                   $12.86
             March, 1998                      $14.62
             April, 1998                      $14.83
             May, 1998                        $15.04
             June, 1998                       $15.24
             July, 1998                       $15.45
             August, 1998                     $15.66
             September, 1998                  $15.87
             October, 1998                    $16.07

     3. The put price (the "Put Price") per share payable by Merge pursuant to the provisions of Section 18 of the 1992 Agreement shall hereafter be:


             If the Put is
             Exercised in    :                Put Price
             ----------------                 ---------
             March, 1997                      $4.80
             April, 1997                      $5.01
             May, 1997                        $5.22
             June, 1997                       $5.42
             July, 1997                       $5.63
             August, 1997                     $5.84
             September, 1997                  $6 05
             October, 1997                    $6.25
             November, 1997                   $6.46
             December, 1997                   $6.67
             January, 1998                    $6.88
             February, 1998                   $7.08
             March, 1998                      $8.85
             April, 1998                      $9.05
             May, 1998                        $9.26
             June, 1998                       $9.47
             July, 1998                       $9.67
             August, 1998                     $9.88
             September, 1998                  $10.09


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

     If the Put is
     Exercised in :                        Put Price
     --------------                        ---------
    October, 1998                          $10.30

     4.   The term of the Put is hereby extended to expire on October 31, 1998.

     5. Merge's option to purchase and Alpha's Put may be initiated, on or before October 31, 1998, by the delivery of a written notice by the party desiring to take such action (the "Written Notice") to the other party. Within thirty (30) calendar days of the delivery of the Written Notice, Merge shall pay to Alpha one hundred percent (100%) of the appropriate Call Price or Put Price, as applicable, per share by either cash or certified or cashier's check. Concurrent with such payment, Alpha shall deliver to Merge the certificates representing the Common Stock subject to the Call or the Put, as applicable, duly endorsed in blank or accompanied by stock powers endorsed in blank, in form and substance reasonably acceptable to Merge and its counsel.

     6. Alpha agrees with Merge that it will not transfer any of the shares subject to this Agreement or any interest therein until September 1, 1998.

     7. If requested by Merge, the certificates evidencing the shares of Common Stock subject to this Agreement shall bear a legend indicating that they are subject to the terms and provisions of this Agreement.

     8. Merge hereby represents and warrants to Alpha, which representations and warranties shall survive the execution and delivery of this Agreement, that: (a) this Agreement and the actions on Merge's part contemplated hereby have been duly approved by all requisite action on the part of Merge (including, without limitation, authorization by the Board of Directors of Merge); (b) this Agreement has been duly executed and delivered and constitutes the legally valid and binding obligation of Merge, enforceable in accordance with its terms; and (c) the execution, delivery and performance of this Agreement does not and will not violate or conflict with any provision of Merge's Articles of Incorporation or By-Laws, as amended and in effect on the date hereof, or any material contracts or agreements to which Merge is a party or by which any of Merge's assets are bound.

     9. Merge shall pay on demand any and all of the costs and expenses of Alpha (including, without limitation, the reasonable fees and out-of-pocket costs and expenses of Alpha's counsel) in connection with the preparation, negotiation, execution, and delivery of this Agreement and all other instruments, agreements, certificates or documents to be delivered or filed in connection


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

herewith and any and all amendments or modifications executed pursuant hereto.

     10. This Agreement shall be governed by and constructed in accordance with the laws of the State of Wisconsin.

     11. This instrument constitutes the entire agreement of the parties with respect to the subject matter hereto and may be modified or amended only by an instrument in writing signed by both of the parties hereto.

     12. The parties hereto agree to promptly execute and deliver any and all other documents reasonably necessary to more fully carry out the intent of this Agreement. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement.

                           [Signature Page Follows]


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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                    MERGE TECHNOLOGIES INCORPORATED

                                    By: /s/ William Mortimore
                                       ----------------------------
                                       Its:  President



                                    ALPHA CAPITAL VENTURE PARTNERS L.P.

                                    By: /s/
                                       ----------------------------
                                       Its:  General Partner